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Sean Mahoney
(240) 744-1150

FOR IMMEDIATE RELEASE

DIAMONDROCK HOSPITALITY COMPANY REPORTS THIRD QUARTER 2016 RESULTS
Maintains Original Full Year Adjusted EBITDA & Adjusted FFO
BETHESDA, Maryland, Wednesday, November 9, 2016 – DiamondRock Hospitality Company (the “Company”) (NYSE: DRH), a lodging-focused real estate investment trust that owns a portfolio of 26 premium hotels in the United States, today announced results of operations for the quarter ended September 30, 2016.

Third Quarter 2016 Highlights

•	Net Income: Net income was $29.9 million and earnings per diluted share was $0.15.

•	Comparable RevPAR: RevPAR was $187.91, a 0.8% increase from the comparable period of 2015.

•	Comparable Hotel Adjusted EBITDA Margin: Hotel Adjusted EBITDA margin was 32.12%, an increase of 23 basis points from the comparable period of 2015.

•
Adjusted EBITDA: Adjusted EBITDA was $65.6 million, a decrease of $3.7 million or 5.3% from 2015. Adjusted EBITDA for the comparable period of 2015 included $6.8 million of Adjusted EBITDA from the three non-core hotels that were sold in 2016.

•	Adjusted FFO: Adjusted FFO was $52.1 million and Adjusted FFO per diluted share was $0.26.

•	Hotel Disposition: As previously announced, the Company sold the 169-room Hilton Garden Inn Chelsea on July 7, 2016 for $65.0 million.

•
Share Repurchases: The Company repurchased 92,600 shares at an average price of $8.90 per share during the third quarter. Subsequent to September 30, 2016, the Company repurchased an additional 634,537 shares at an average price of $8.92 per share.

•	Dividends: The Company declared a dividend of $0.125 per share during the third quarter, which was paid on October 12, 2016.
Mark W. Brugger, President and Chief Executive Officer of DiamondRock Hospitality Company, stated, "Our portfolio gained 2.1 points of market share in the quarter despite moderating transient demand. Our tight cost controls resulted in impressive third quarter profit margins. Year-to-date, the Company has kept total expenses flat. Additionally, the Company has successfully executed on its strategic priority of increasing liquidity and expects to end the year with over $200 million in corporate cash, no outstanding borrowings on our corporate credit facility, and more than half the portfolio unencumbered by debt. DiamondRock continues to pay a competitive, well-covered dividend and remains well positioned to deploy capital opportunistically, including through share repurchases, which began at the end of the quarter.”

Operating Results
Please see “Non-GAAP Financial Measures” attached to this press release for an explanation of the terms “EBITDA,” “Adjusted EBITDA,” “Hotel Adjusted EBITDA Margin,” “FFO” and “Adjusted FFO”and a reconciliation of these measures to net income. Comparable operating results include our 2015 acquisitions for all periods presented and exclude our 2016 dispositions for all periods presented. See “Reconciliation of Comparable Operating Results” attached to this press release for a reconciliation to historical amounts.

For the quarter ended September 30, 2016, the Company reported the following:

	Third Quarter
	2016	2015	Change
Comparable Operating Results (1)
ADR	$223.44	$223.34	0.0%
Occupancy	84.1%	83.5%	0.6 percentage points
RevPAR	$187.91	$186.47	0.8%
Revenues	$220.1 million	$214.1 million	2.8%
Hotel Adjusted EBITDA Margin	32.12%	31.89%	23 basis points

Actual Operating Results
Revenues	$220.2 million	$238.5 million	-7.7%
Net income	$29.9 million	$24.5 million	$5.4 million
Earnings per diluted share	$0.15	$0.12	$0.03
Adjusted EBITDA	$65.6 million	$69.3 million	-$3.7 million
Adjusted FFO	$52.1 million	$52.3 million	-$0.2 million
Adjusted FFO per diluted share	$0.26	$0.26	$0.00
(1) The amounts for all periods presented exclude the three hotels sold during 2016: Orlando Airport Marriott, Hilton Minneapolis and Hilton Garden Inn Chelsea.

For the nine months ended September 30, 2016, the Company reported the following:

	Year to Date
	2016	2015	Change
Comparable Operating Results (1)(2)
ADR	$223.98	$223.05	0.4%
Occupancy	80.9%	81.4%	-0.5 percentage points
RevPAR	$181.30	$181.66	-0.2%
Revenues	$644.6 million	$639.1 million	0.9%
Hotel Adjusted EBITDA Margin	31.96%	31.72%	24 basis points

Actual Operating Results
Revenues	$689.9 million	$697.2 million	-1.1%
Net income	$90.9 million	$59.9 million	$31.0 million
Earnings per diluted share	$0.45	$0.30	$0.15
Adjusted EBITDA	$200.1 million	$198.9 million	$1.2 million
Adjusted FFO	$158.0 million	$151.5 million	$6.5 million
Adjusted FFO per diluted share	$0.78	$0.75	$0.03

(1) The amounts for all periods presented exclude the three hotels sold during 2016: Orlando Airport Marriott, Hilton Minneapolis and Hilton Garden Inn Chelsea.
(2) The 2015 amounts include pre-acquisition operating results for the Shorebreak Hotel from January 1, 2015 to February 5, 2015 and Sheraton Suites Key West from January 1, 2015 to June 29, 2015 in order to reflect the period in 2015 comparable to our ownership period in 2016. The pre-acquisition operating results were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

Share Repurchase Program

In September 2016, the Company began repurchasing shares of its common stock pursuant to its previously announced $150 million share repurchase program, and it has continued such repurchases since the end of the third quarter. Year-to-date, the Company has repurchased 727,137 shares of its common stock at an average price of $8.92 per share for a total purchase price of $6.5 million. The Company has $143.5 million of remaining authorized capacity under its share repurchase program. The shares are purchased in the open market or through private transactions from time-to-time, depending upon market conditions, pursuant to a trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.

Capital Expenditures

The Company spent approximately $78.7 million on capital improvements during the nine months ended September 30, 2016. The investments relate primarily to three major projects: the second phase of the Chicago Marriott Downtown renovation; the first phase of the renovation at The Gwen; and the Worthington Renaissance guest room renovation. The Company currently expects to spend approximately $130 million on capital improvements at its hotels in 2016. Significant projects in 2016 include:

•
The Gwen, a Luxury Collection Hotel: The Company rebranded the Conrad Chicago to Marriott's Luxury Collection brand on September 1, 2015. The renovation work associated with the brand conversion will be completed in two phases. The first phase, consisting of the lobby, rooftop bar and other public spaces, was completed in May 2016. The second phase of the renovation, consisting of the guest rooms, is expected to be completed during the seasonally slow winter season beginning in late 2016.

•
Chicago Marriott Downtown: The second and largest phase of the multi-year renovation was completed early in the second quarter 2016. This phase included the upgrade renovation of approximately 460 guest rooms as well as construction of a new, state-of-the-art fitness center. The remaining guest rooms will be renovated during the seasonally slow winter months over the next two years.

•	The Lodge at Sonoma: The Company expects to renovate the guest rooms at the hotel during the seasonally slow period during late 2016 through early 2017.

•	Charleston Renaissance: The Company expects to renovate the guest rooms at the hotel during the seasonally slow period from the end of the year through early 2017.

•	Worthington Renaissance: The Company has commenced the guest room renovation at the hotel and expects to complete the project at the end of 2016.

Balance Sheet

As of September 30, 2016, the Company had $236.0 million of unrestricted cash on hand and approximately $0.9 billion of total debt, which consisted of property-specific mortgage debt and $100.0 million of borrowings on its term loan. The Company expects to end the year with over $200 million in unrestricted cash, approximately $0.9 billion of total debt and no outstanding borrowings on its senior unsecured credit facility.

Dividends

The Company’s Board of Directors declared a quarterly dividend of $0.125 per share to stockholders of record as of September 30, 2016. The dividend was paid on October 12, 2016.

Guidance
The Company is providing annual guidance for 2016, but does not undertake to update it for any developments in its business.  Achievement of the anticipated results is subject to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission.  Comparable RevPAR assumes that all of the Company's 26 hotels were owned since January 1, 2015.

Given recent moderating trends in business transient demand, the Company is reducing its RevPAR outlook. However, because of better than expected cost controls from asset management initiatives, the Company is maintaining prior full year 2016 Adjusted EBITDA and Adjusted FFO guidance. In addition, the Company now expects full year 2016 corporate expenses to range from $23 million to $24 million.

The Company now expects the full year 2016 results to be as follows:

	Previous Guidance		Current Guidance
Metric	Low End	High End	Low End	High End

Comparable RevPAR Growth	0 percent	1 percent	-0.75 percent	0 percent
Adjusted EBITDA	$250 million	$263 million	$250 million	$263 million
Adjusted FFO	$199 million	$209 million	$199 million	$209 million
Adjusted FFO per share (based on 201.5 million shares)	$0.99 per share	$1.04 per share	$0.99 per share	$1.04 per share

Selected Quarterly Comparable Operating Information

The following table is presented to provide investors with selected quarterly comparable operating information for 2015 and 2016 year-to-date. The operating information includes our 2015 acquisitions for all periods presented and excludes our 2016 dispositions for all periods presented.

	Quarter 1, 2015	Quarter 2, 2015	Quarter 3, 2015	Quarter 4, 2015	Full Year 2015
ADR	$211.89	$232.75	$223.34	$227.67	$224.17
Occupancy	76.5%	84.3%	83.5%	77.1%	80.3%
RevPAR	$162.02	$196.15	$186.47	$175.45	$180.09
Revenues (in thousands)	$195,263	$229,647	$214,144	$208,741	$847,795
Hotel Adjusted EBITDA (in thousands)	$52,351	$82,072	$68,300	$65,624	$268,347
% of full Year	19.5%	30.6%	25.5%	24.4%	100.0%
Hotel Adjusted EBITDA Margin	26.81%	35.74%	31.89%	31.44%	31.65%
Available Rooms	844,784	856,751	867,168	866,732	3,435,435

	Quarter 1, 2016	Quarter 2, 2016	Quarter 3, 2016	YTD 2016
ADR	$216.03	$231.31	$223.44	$223.98
Occupancy	73.2%	85.5%	84.1%	80.9%
RevPAR	$158.22	$197.69	$187.91	$181.30
Revenues (in thousands)	$192,034	$232,500	$220,087	$644,621
Hotel Adjusted EBITDA (in thousands)	$51,968	$83,362	$70,686	$206,016
Hotel Adjusted EBITDA Margin	27.06%	35.85%	32.12%	31.96%
Available Rooms	857,311	858,039	867,468	2,582,818

Earnings Call
The Company will host a conference call to discuss its third quarter results on Wednesday, November 9, 2016, at 10:00 a.m. Eastern Time (ET). To participate in the live call, investors are invited to dial 844-287-6622 (for domestic callers) or 530-379-4559 (for international callers). The participant passcode is 90906627. A live webcast of the call will be available via the investor relations section of DiamondRock Hospitality Company’s website at www.drhc.com or www.earnings.com. A replay of the webcast will also be archived on the website for one week.

About the Company
DiamondRock Hospitality Company is a self-advised real estate investment trust (REIT) that is an owner of a leading portfolio of geographically diversified hotels concentrated in top gateway markets and destination resort locations. The Company owns 26 premium quality hotels with over 9,400 rooms. The Company has strategically positioned its hotels to be operated both under leading global brand families such as Hilton and Marriott as well as unique boutique hotels in the lifestyle segment. For further information on the Company and its portfolio, please visit DiamondRock Hospitality Company’s website at www.drhc.com.

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “forecast,” “plan” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: national and local economic and business conditions, including the potential for additional terrorist attacks, that will affect occupancy rates at the Company’s hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of the Company’s indebtedness; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risk factors contained in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

DIAMONDROCK HOSPITALITY COMPANY
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2016	December 31, 2015
ASSETS
Property and equipment, net	$2,642,034	$2,882,176
Restricted cash	47,661	59,339
Due from hotel managers	87,019	86,698
Favorable lease assets, net	18,076	23,955
Prepaid and other assets (1)	47,693	46,758
Cash and cash equivalents	235,965	213,584
Total assets	$3,078,448	$3,312,510
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage debt, net of unamortized debt issuance costs	$823,626	$1,169,749
Term loan, net of unamortized debt issuance costs	99,336	—
Senior unsecured credit facility	—	—
Total debt	922,962	1,169,749

Deferred income related to key money, net	20,776	23,568
Unfavorable contract liabilities, net	73,123	74,657
Deferred ground rent	79,027	70,153
Due to hotel managers	55,350	65,350
Dividends declared and unpaid	23,586	25,599
Accounts payable and accrued expenses (2)	59,247	58,829
Total other liabilities	311,109	318,156
Stockholders’ Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value; 400,000,000 shares authorized; 200,796,110 and 200,741,777 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	2,008	2,007
Additional paid-in capital	2,059,638	2,056,878
Accumulated deficit	(217,269)	(234,280)
Total stockholders’ equity	1,844,377	1,824,605
Total liabilities and stockholders’ equity	$3,078,448	$3,312,510

(1) Includes $34.0 million of deferred tax assets, $5.0 million and $7.6 million of prepaid expenses, and $8.7 million and $5.2 million of other assets as of September 30, 2016 and December 31, 2015, respectively.

(2) Includes $21.2 million of deferred tax liabilities, $12.4 million and $13.3 million of accrued property taxes, $6.7 million and $11.6 million of accrued capital expenditures, and $18.9 million and $12.7 million of other accrued liabilities as of September 30, 2016 and December 31, 2015, respectively.

DIAMONDROCK HOSPITALITY COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenues:
Rooms	$163,158	$178,529	$498,714	$504,729
Food and beverage	44,069	47,256	151,850	155,662
Other	13,012	12,717	39,373	36,801
Total revenues	220,239	238,502	689,937	697,192
Operating Expenses:
Rooms	39,766	42,415	121,737	122,872
Food and beverage	29,103	32,143	97,718	103,044
Management fees	7,655	7,562	23,036	22,665
Other hotel expenses	74,123	83,358	232,576	237,410
Depreciation and amortization	23,605	25,107	73,731	75,018
Hotel acquisition costs	—	453	—	945
Corporate expenses	4,684	6,048	17,420	17,790
Impairment losses	—	—	—	10,461
Total operating expenses, net	178,936	197,086	566,218	590,205
Operating profit	41,303	41,416	123,719	106,987

Interest and other income, net	(333)	(126)	(451)	(480)
Interest expense	9,504	12,907	32,242	38,963
Gain on sales of hotel properties	(2,198)	—	(10,319)	—
Total other expenses, net	6,973	12,781	21,472	38,483
Income before income taxes	34,330	28,635	102,247	68,504
Income tax expense	(4,393)	(4,171)	(11,357)	(8,576)
Net income	$29,937	$24,464	$90,890	$59,928
Earnings per share:
Basic earnings per share	$0.15	$0.12	$0.45	$0.30
Diluted earnings per share	$0.15	$0.12	$0.45	$0.30

Weighted-average number of common shares outstanding:
Basic	201,297,846	200,852,072	201,188,563	200,776,641
Diluted	201,739,604	201,167,659	201,572,206	201,124,091

Non-GAAP Financial Measures

We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company.

Use and Limitations of Non-GAAP Financial Measures

Our management and Board of Directors use EBITDA, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. The use of these non-GAAP financial measures has certain limitations. These non-GAAP financial measures as presented by us, may not be comparable to non-GAAP financial measures as calculated by other real estate companies. These measures do not reflect certain expenses or expenditures that we incurred and will incur, such as depreciation, interest and capital expenditures. We compensate for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the most comparable GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA and FFO

EBITDA represents net income excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; and (3) depreciation and amortization. We believe EBITDA is useful to an investor in evaluating our operating performance because it helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. In addition, covenants included in our debt agreements use EBITDA as a measure of financial compliance. We also use EBITDA as one measure in determining the value of hotel acquisitions and dispositions.

The Company computes FFO in accordance with standards established by NAREIT, which defines FFO as net income determined in accordance with GAAP, excluding gains or losses from sales of properties and impairment losses, plus depreciation and amortization. The Company believes that the presentation of FFO provides useful information to investors regarding its operating performance because it is a measure of the Company's operations without regard to specified non-cash items, such as real estate depreciation and amortization and gain or loss on sale of assets. The Company also uses FFO as one measure in assessing its operating results.

Hotel EBITDA

Hotel EBITDA represents net income excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate general and administrative expenses (shown as corporate expenses on the consolidated statements of operations), and (5) hotel acquisition costs. We believe that Hotel EBITDA provides our investors a useful financial measure to evaluate our hotel operating performance, excluding the impact of our capital structure (primarily interest), our asset base (primarily depreciation and amortization), and our corporate-level expenses (corporate expenses and hotel acquisition costs). With respect to Hotel EBITDA, we believe that excluding the effect of corporate-level expenses provides a more complete understanding of the operating results over which individual hotels and third-party management companies have direct control. We believe property-level results provide investors with supplemental information on the ongoing operational performance of our hotels and effectiveness of the third-party management companies operating our business on a property-level basis.

Adjustments to EBITDA, FFO and Hotel EBITDA

We adjust EBITDA, FFO and Hotel EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted EBITDA, Adjusted FFO and Hotel Adjusted EBIDTA when combined with GAAP net income, EBITDA, FFO and Hotel EBITDA, is beneficial to an investor's complete understanding of our consolidated and property-level operating performance. Hotel Adjusted EBITDA margins are calculated as Hotel Adjusted EBITDA divided by total hotel revenues.

We adjust EBITDA, FFO and Hotel EBITDA for the following items:

•
Non-Cash Ground Rent: We exclude the non-cash expense incurred from the straight line recognition of rent from our ground lease obligations and the non-cash amortization of our favorable lease assets. We exclude these non-cash items because they do not reflect the actual rent amounts due to the respective lessors in the current period and they are of lesser significance in evaluating our actual performance for that period.

•
Non-Cash Amortization of Favorable and Unfavorable Contracts: We exclude the non-cash amortization of favorable and unfavorable contracts recorded in conjunction with certain acquisitions because the non-cash amortization is based on historical cost accounting and is of lesser significance in evaluating our actual performance for that period.

•
Cumulative Effect of a Change in Accounting Principle: Infrequently, the Financial Accounting Standards Board (FASB) promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude the effect of these adjustments, which include the accounting impact from prior periods, because they do not reflect the Company’s actual underlying performance for the current period.

•
Gains or Losses from Early Extinguishment of Debt: We exclude the effect of gains or losses recorded on the early extinguishment of debt because these gains or losses result from transaction activity related to the Company’s capital structure that we believe are not indicative of the ongoing operating performance of the Company or our hotels.

•
Hotel Acquisition Costs: We exclude hotel acquisition costs expensed during the period because we believe these transaction costs are not reflective of the ongoing performance of the Company or our hotels.

•
Severance Costs: We exclude corporate severance costs incurred with the termination of corporate-level employees and severance costs incurred at our hotels related to lease terminations because we believe these costs do not reflect the ongoing performance of the Company or our hotels.

•
Hotel Manager Transition Costs: We exclude the transition costs associated with a change in hotel manager because we believe these costs do not reflect the ongoing performance of the Company or our hotels. During the nine months ended September 30, 2015, we excluded the transition costs associated with the change of hotel managers in connection with the acquisitions of the Westin Fort Lauderdale and the Shorebreak Hotel.

•
Other Items: From time to time we incur costs or realize gains that we consider outside the ordinary course of business and that we do not believe reflect the ongoing performance of the Company or our hotels. Such items may include, but are not limited to the following: pre-opening costs incurred with newly developed hotels; lease preparation costs incurred to prepare vacant space for marketing; management or franchise contract termination fees; gains or losses from legal settlements; bargain purchase gains incurred upon acquisition of a hotel; and gains from insurance proceeds.

In addition, to derive Adjusted EBITDA we exclude gains or losses on dispositions and impairment losses because we believe that including them in EBITDA does not reflect the ongoing performance of our hotels. Additionally, the gains or losses on dispositions and impairment losses are based on historical cost accounting and represent either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA.

In addition, to derive Adjusted FFO we exclude any fair value adjustments to debt instruments. We exclude these non-cash amounts because they do not reflect the underlying performance of the Company.

Reconciliations of Non-GAAP Measures

EBITDA and Adjusted EBITDA

The following tables are reconciliations of our GAAP net income to EBITDA and Adjusted EBITDA (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income	$29,937	$24,464	$90,890	$59,928
Interest expense	9,504	12,907	32,242	38,963
Income tax expense	4,393	4,171	11,357	8,576
Real estate related depreciation and amortization	23,605	25,107	73,731	75,018
EBITDA	67,439	66,649	208,220	182,485
Non-cash ground rent	1,568	1,467	4,230	4,454
Non-cash amortization of favorable and unfavorable contract liabilities, net	(478)	(407)	(1,434)	(1,134)
Impairment losses	—	—	—	10,461
Gain on sale of hotel properties	(2,198)	—	(10,319)	—
Severance costs (1)	(682)	428	(563)	428
Hotel acquisition costs	—	453	—	945
Hotel manager transition costs (2)	—	754	—	1,287
Adjusted EBITDA	$65,649	$69,344	$200,134	$198,926

(1)
Classified as corporate expenses on the consolidated statements of operations. During the three months ended September 30, 2016, we reversed $0.7 million of previously recognized compensation expense for forfeited equity awards related to the resignation of our former Executive Vice President and Chief Operating Officer.

(2)	Classified as other hotel expenses on the consolidated statements of operations.

	Full Year 2016 Guidance
	Low End	High End
Net income	$107,450	$118,450
Interest expense	43,000	42,500
Income tax expense	9,432	12,932
Real estate related depreciation and amortization	98,000	97,000
EBITDA	257,882	270,882
Non-cash ground rent	4,800	4,800
Non-cash amortization of favorable and unfavorable contracts, net	(1,800)	(1,800)
Gain on sale of hotel properties	(10,319)	(10,319)
Severance costs	(563)	(563)
Adjusted EBITDA	$250,000	$263,000

Hotel EBITDA and Hotel Adjusted EBITDA
The following table is a reconciliation of our GAAP net income to Hotel EBITDA and Hotel Adjusted EBITDA (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income	$29,937	$24,464	$90,890	$59,928
Interest expense	9,504	12,907	32,242	38,963
Income tax expense	4,393	4,171	11,357	8,576
Real estate related depreciation and amortization	23,605	25,107	73,731	75,018
EBITDA	67,439	66,649	208,220	182,485
Corporate expenses	4,684	6,048	17,420	17,790
Interest and other income, net	(333)	(126)	(451)	(480)
Hotel acquisition costs	—	453	—	945
Gain on sale of hotel properties	(2,198)	—	(10,319)	—
Impairment losses	—	—	—	10,461
Hotel EBITDA	69,592	73,024	214,870	211,201
Non-cash ground rent	1,568	1,467	4,230	4,454
Non-cash amortization of favorable and unfavorable contract liabilities, net	(478)	(407)	(1,434)	(1,134)
Hotel manager transition costs	—	754	—	1,287
Hotel level severance costs	—	428	—	428
Hotel Adjusted EBITDA	$70,682	$75,266	$217,666	$216,236

FFO and Adjusted FFO
The following tables are reconciliations of our GAAP net income to FFO and Adjusted FFO (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,

	2016	2015	2016	2015
Net income	$29,937	$24,464	$90,890	$59,928
Real estate related depreciation and amortization	23,605	25,107	73,731	75,018
Gain on sales of hotel properties, net of income tax	(1,877)	—	(8,887)	—
Impairment losses	—	—	—	10,461
FFO	51,665	49,571	155,734	145,407
Non-cash ground rent	1,568	1,467	4,230	4,454
Non-cash amortization of favorable and unfavorable contract liabilities, net	(478)	(407)	(1,434)	(1,134)
Hotel acquisition costs	—	453	—	945
Hotel manager transition costs (1)	—	754	—	1,287
Severance costs (2)	(682)	428	(563)	428
Fair value adjustments to debt instruments	—	49	19	115
Adjusted FFO	$52,073	$52,315	$157,986	$151,502
Adjusted FFO per diluted share	$0.26	$0.26	$0.78	$0.75

(1)	Classified as corporate expenses on the consolidated statements of operations.

(2)
Classified as other hotel expenses on the consolidated statements of operations. During the three months ended September 30, 2016, we reversed $0.7 million of previously recognized compensation expense for forfeited equity award related to the resignation of our former Executive Vice President and Chief Operating Officer.

	Full Year 2016 Guidance
	Low End	High End
Net income	$107,450	$118,450
Real estate related depreciation and amortization	98,000	97,000
Gain on sales of hotel properties, net of income tax	(8,887)	(8,887)
FFO	196,563	206,563
Non-cash ground rent	4,800	4,800
Non-cash amortization of favorable and unfavorable contract liabilities, net	(1,800)	(1,800)
Severance costs	(563)	(563)
Adjusted FFO	$199,000	$209,000
Adjusted FFO per diluted share	$0.99	$1.04

Reconciliation of Comparable Operating Results

The following presents the revenues, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin together with comparable prior year results, which excludes the results for our 2016 dispositions and includes the pre-acquisition results for our 2015 acquisitions (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenues	$220,239	$238,502	$689,937	$697,192
Hotel revenues from prior ownership (1)	—	—	—	11,537
Hotel revenues from sold hotels (2)	(152)	(24,358)	(45,316)	(69,675)
Comparable Revenues	$220,087	$214,144	$644,621	$639,054

Hotel Adjusted EBITDA	$70,682	$75,266	$217,666	$216,236
Hotel Adjusted EBITDA from prior ownership (1)	—	—	—	4,779
Hotel Adjusted EBITDA from sold hotels (2)	4	(6,966)	(11,650)	(18,292)
Comparable Hotel Adjusted EBITDA	$70,686	$68,300	$206,016	$202,723

Hotel Adjusted EBITDA Margin	32.09%	31.56%	31.55%	31.02%
Comparable Hotel Adjusted EBITDA Margin	32.12%	31.89%	31.96%	31.72%

(1)
Amounts represent the pre-acquisition operating results of the Shorebreak Hotel for the period from January 1, 2015 to February 5, 2015 and the Sheraton Suites Key West for the period from January 1, 2015 to June 29, 2015. The pre-acquisition operating results were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

(2)	Amounts represent the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea.

Comparable Hotel Operating Expenses
The following tables set forth hotel operating expenses for the three and nine months ended September 30, 2016 and 2015 for each of the hotels that we owned as of September 30, 2016. Our GAAP hotel operating expenses for the three and nine months ended September 30, 2016 consisted of the line items set forth below (dollars in thousands) under the column titled “As Reported.” The amounts reported in this column include amounts that are not comparable period-over-period. In order to reflect the period in 2015 comparable to our ownership period in 2016, the amounts in the column titled “Adjustments for Acquisitions and Dispositions” represent the pre-acquisition operating results of the Shorebreak Hotel for the period from January 1, 2015 to February 5, 2015 and the Sheraton Suites Key West for the period from January 1, 2015 to June 29, 2015 and exclude the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea for the time periods presented. We provide this important supplemental information to our investors because this information provides a useful means for investors to measure our operating performance on a comparative basis. See the column titled “Comparable."
These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP in this release. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations at our hotels that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure. In particular, we note the pre-acquisition operating results set forth in the column titled “Adjustments for Acquisitions” were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by our independent auditors.

	As Reported			Adjustments for Acquisitions/Dispositions		Comparable
	Three Months Ended September 30,					Three Months Ended September 30,
	2016	2015	% Change	2016	2015	2016	2015	% Change

Rooms departmental expenses	$39,766	$42,415	(6.2)%	$(54)	$(3,950)	$39,712	$38,465	3.2%
Food and beverage departmental expenses	29,103	32,143	(9.5)%	(12)	(4,101)	29,091	28,042	3.7%
Other direct departmental	3,022	4,374	(30.9)%	—	(221)	3,022	4,153	(27.2)%
General and administrative	17,742	18,799	(5.6)%	(28)	(2,016)	17,714	16,783	5.5%
Utilities	6,740	7,178	(6.1)%	(6)	(695)	6,734	6,483	3.9%
Repairs and maintenance	8,578	9,406	(8.8)%	(5)	(899)	8,573	8,507	0.8%
Sales and marketing	14,765	16,340	(9.6)%	(7)	(2,092)	14,758	14,248	3.6%
Franchise fees	5,483	5,939	(7.7)%	(14)	(344)	5,469	5,595	(2.3)%
Base management fees	5,393	5,909	(8.7)%	(4)	(665)	5,389	5,244	2.8%
Incentive management fees	2,262	1,653	36.8%	—	—	2,262	1,653	36.8%
Property taxes	12,302	13,463	(8.6)%	(26)	(557)	12,276	12,906	(4.9)%
Ground rent	2,596	3,797	(31.6)%	—	(1,475)	2,596	2,322	11.8%
Hotel manager transition costs	—	754	(100.0)%	—	—	—	754	(100.0)%
Other fixed expenses	2,895	3,308	(12.5)%	—	(176)	2,895	3,132	(7.6)%
Total hotel operating expenses	$150,647	$165,478	(9.0)%	$(156)	$(17,191)	$150,491	$148,287	1.5%

	As Reported			Adjustments for Acquisitions/Dispositions		Comparable
	Nine Months Ended September 30,					Nine Months Ended September 30,
	2016	2015	% Change	2016	2015	2016	2015	% Change

Rooms departmental expenses	$121,737	$122,872	(0.9)%	$(7,455)	$(9,636)	$114,282	$113,236	0.9%
Food and beverage departmental expenses	97,718	103,044	(5.2)%	(8,251)	(11,330)	89,467	91,714	(2.5)%
Other direct departmental	9,177	12,946	(29.1)%	(116)	(449)	9,061	12,497	(27.5)%
General and administrative	58,036	54,886	5.7%	(4,199)	(5,133)	53,837	49,753	8.2%
Utilities	20,035	20,889	(4.1)%	(1,276)	(1,606)	18,759	19,283	(2.7)%
Repairs and maintenance	27,069	27,397	(1.2)%	(1,724)	(2,196)	25,345	25,201	0.6%
Sales and marketing	47,381	48,323	(1.9)%	(3,790)	(5,760)	43,591	42,563	2.4%
Franchise fees	16,520	15,916	3.8%	(587)	(27)	15,933	15,889	0.3%
Base management fees	17,005	17,308	(1.8)%	(1,274)	(1,578)	15,731	15,730	—%
Incentive management fees	6,031	5,357	12.6%	—	—	6,031	5,357	12.6%
Property taxes	35,212	35,286	(0.2)%	(1,169)	(1,362)	34,043	33,924	0.4%
Ground rent	10,121	11,363	(10.9)%	(2,901)	(4,413)	7,220	6,950	3.9%
Hotel manager transition costs	—	1,287	(100.0)%	—	—	—	1,287	(100.0)%
Other fixed expenses	9,025	9,117	(1.0)%	(443)	(536)	8,582	8,581	—%
Total hotel operating expenses	$475,067	$485,991	(2.2)%	$(33,185)	$(44,026)	$441,882	$441,965	—%

Market Capitalization as of September 30, 2016
(in thousands)
Enterprise Value

Common equity capitalization (at September 30, 2016 closing price of $9.10/share)	$1,836,097
Consolidated debt	922,962
Cash and cash equivalents	(235,965)
Total enterprise value	$2,523,094
Share Reconciliation

Common shares outstanding	200,796
Unvested restricted stock held by management and employees	563
Share grants under deferred compensation plan	410
Combined shares outstanding	201,769

Debt Summary as of September 30, 2016
(dollars in thousands)
Property	Interest Rate	Term	Outstanding Principal	Maturity
Marriott Salt Lake City Downtown	4.25%	Fixed	$58,719	November 2020
Westin Washington D.C. City Center	3.99%	Fixed	66,623	January 2023
The Lodge at Sonoma, a Renaissance Resort & Spa	3.96%	Fixed	29,044	April 2023
Westin San Diego	3.94%	Fixed	67,341	April 2023
Courtyard Manhattan / Midtown East	4.40%	Fixed	85,790	August 2024
Renaissance Worthington	3.66%	Fixed	85,000	May 2025
JW Marriott Denver at Cherry Creek	4.33%	Fixed	64,839	July 2025
Westin Boston Waterfront Hotel	4.36%	Fixed	202,309	November 2025
Lexington Hotel New York	LIBOR + 2.25(1)	Variable	170,368	October 2017 (2)
Debt issuance costs, net			(6,407)
Total mortgage debt, net of unamortized debt issuance costs			$823,626

Senior unsecured term loan	LIBOR + 1.45(3)	Variable	100,000	May 2021
Debt issuance costs, net			(664)
Senior unsecured term loan, net of unamortized debt issuance costs			$99,336

Senior unsecured credit facility	LIBOR + 1.50	Variable	—	May 2020 (4)

Total debt, net of unamortized debt issuance costs			$922,962

Weighted-average interest rate of fixed rate debt	4.22%
Total weighted-average interest rate	3.72%

(1)	The interest rate as of September 30, 2016 was 2.77%.

(2)
May be extended for two additional one-year terms subject to the satisfaction of certain conditions, including a debt yield based on trailing 12-month hotel cash flows equal to or greater than 13% at the time the first extension option is exercised, and the payment of an extension fee. The debt yield as of September 30, 2016 was approximately 5.7%.

(3)	The interest rate as of September 30, 2016 was 1.97%.

(4)	May be extended for an additional year upon the payment of applicable fees and the satisfaction of certain customary conditions.

Operating Statistics – Third Quarter
	ADR			Occupancy			RevPAR			Hotel Adjusted EBITDA Margin
	3Q 2016	3Q 2015	B/(W)	3Q 2016	3Q 2015	B/(W)	3Q 2016	3Q 2015	B/(W)	3Q 2016	3Q 2015	B/(W)
Atlanta Alpharetta Marriott	$168.83	$162.26	4.0%	74.6%	78.4%	(3.8)%	$125.87	$127.24	(1.1)%	36.03%	38.98%	-295 bps
Bethesda Marriott Suites	$164.31	$153.53	7.0%	69.1%	67.2%	1.9%	$113.56	$103.14	10.1%	23.62%	19.89%	373 bps
Boston Westin	$252.89	$248.93	1.6%	87.5%	87.7%	(0.2)%	$221.19	$218.41	1.3%	32.06%	34.24%	-218 bps
Hilton Boston Downtown	$319.55	$312.36	2.3%	92.6%	95.4%	(2.8)%	$295.76	$298.02	(0.8)%	45.15%	45.54%	-39 bps
Hilton Burlington	$221.77	$212.95	4.1%	91.0%	88.1%	2.9%	$201.88	$187.53	7.7%	49.40%	49.30%	10 bps
Renaissance Charleston	$209.97	$203.53	3.2%	92.3%	89.2%	3.1%	$193.72	$181.55	6.7%	37.14%	33.89%	325 bps
Hilton Garden Inn Chelsea (1)	$149.01	$227.32	(34.4)%	99.8%	97.9%	1.9%	$148.72	$222.46	(33.1)%	(2.63)%	40.50%	-4313 bps
Chicago Marriott	$223.48	$227.50	(1.8)%	84.5%	84.2%	0.3%	$188.75	$191.66	(1.5)%	31.58%	28.68%	290 bps
Chicago Gwen	$222.73	$233.92	(4.8)%	88.9%	76.9%	12.0%	$197.93	$179.79	10.1%	38.04%	30.92%	712 bps
Courtyard Denver Downtown	$211.53	$215.61	(1.9)%	88.4%	84.6%	3.8%	$187.03	$182.34	2.6%	52.69%	50.08%	261 bps
Courtyard Fifth Avenue	$266.76	$278.40	(4.2)%	93.7%	90.7%	3.0%	$250.09	$252.47	(0.9)%	24.22%	25.57%	-135 bps
Courtyard Midtown East	$270.70	$282.99	(4.3)%	95.1%	89.5%	5.6%	$257.53	$253.32	1.7%	33.38%	33.48%	-10 bps
Fort Lauderdale Westin	$140.24	$136.22	3.0%	85.1%	77.8%	7.3%	$119.30	$106.00	12.5%	27.77%	20.11%	766 bps
Frenchman's Reef	$196.57	$181.61	8.2%	81.6%	77.0%	4.6%	$160.31	$139.90	14.6%	14.09%	7.97%	612 bps
JW Marriott Denver Cherry Creek	$275.52	$272.60	1.1%	87.1%	87.4%	(0.3)%	$240.03	$238.21	0.8%	38.30%	36.53%	177 bps
Inn at Key West	$165.14	$179.25	(7.9)%	79.1%	81.0%	(1.9)%	$130.56	$145.25	(10.1)%	37.84%	37.21%	63 bps
Sheraton Suites Key West	$218.30	$221.65	(1.5)%	78.4%	80.2%	(1.8)%	$171.24	$177.68	(3.6)%	33.54%	34.20%	-66 bps
Lexington Hotel New York	$251.31	$266.34	(5.6)%	94.8%	94.4%	0.4%	$238.14	$251.30	(5.2)%	20.53%	29.07%	-854 bps
Hotel Rex	$237.76	$260.95	(8.9)%	84.9%	87.2%	(2.3)%	$201.96	$227.64	(11.3)%	38.26%	42.26%	-400 bps
Salt Lake City Marriott	$165.71	$164.54	0.7%	73.4%	73.0%	0.4%	$121.65	$120.13	1.3%	39.47%	35.13%	434 bps
Shorebreak	$256.64	$263.32	(2.5)%	85.7%	83.4%	2.3%	$220.01	$219.65	0.2%	41.33%	40.68%	65 bps
The Lodge at Sonoma	$336.17	$315.38	6.6%	88.2%	92.7%	(4.5)%	$296.45	$292.23	1.4%	38.04%	35.05%	299 bps
Hilton Garden Inn Times Square Central	$260.05	$265.28	(2.0)%	98.1%	98.3%	(0.2)%	$255.16	$260.68	(2.1)%	34.25%	39.75%	-550 bps
Vail Marriott	$187.56	$172.12	9.0%	76.9%	71.6%	5.3%	$144.31	$123.22	17.1%	26.12%	23.96%	216 bps
Westin San Diego	$193.87	$190.12	2.0%	90.9%	90.4%	0.5%	$176.27	$171.92	2.5%	37.99%	33.81%	418 bps
Westin Washington D.C. City Center	$198.32	$188.96	5.0%	86.4%	85.1%	1.3%	$171.30	$160.78	6.5%	34.44%	34.43%	1 bps
Renaissance Worthington	$170.16	$175.17	(2.9)%	50.2%	65.2%	(15.0)%	$85.34	$114.14	(25.2)%	19.70%	29.14%	-944 bps
Total	$223.34	$223.35	—%	84.1%	83.5%	0.6%	$187.87	$186.51	0.7%	32.09%	31.56%	53 bps
Comparable Total (2)	$223.44	$223.34	—%	84.1%	83.5%	0.6%	$187.91	$186.47	0.8%	32.12%	31.89%	23 bps

(1)	The hotel was sold on July 7, 2016. The 2015 operating results reflect the period in 2015 comparable to our ownership period in 2016.

(2)	Excludes the three hotels sold in 2016: Orlando Airport Marriott, Hilton Minneapolis and Hilton Garden Inn Chelsea.

Operating Statistics – Year to Date
	ADR			Occupancy			RevPAR			Hotel Adjusted EBITDA Margin
	YTD 2016	YTD 2015	B/(W)	YTD 2016	YTD 2015	B/(W)	YTD 2016	YTD 2015	B/(W)	YTD 2016	YTD 2015	B/(W)
Atlanta Alpharetta Marriott	$174.58	$164.07	6.4%	73.7%	74.9%	(1.2)%	$128.67	$122.89	4.7%	35.86%	36.47%	-61 bps
Bethesda Marriott Suites	$170.48	$169.30	0.7%	71.4%	67.1%	4.3%	$121.78	$113.62	7.2%	28.24%	26.67%	157 bps
Boston Westin	$242.15	$240.01	0.9%	82.0%	80.8%	1.2%	$198.46	$193.90	2.4%	31.11%	31.24%	-13 bps
Hilton Boston Downtown	$282.76	$286.90	(1.4)%	87.8%	84.9%	2.9%	$248.16	$243.46	1.9%	40.72%	39.74%	98 bps
Hilton Burlington	$180.39	$173.28	4.1%	81.4%	78.7%	2.7%	$146.82	$136.36	7.7%	41.53%	40.75%	78 bps
Renaissance Charleston	$223.06	$218.44	2.1%	90.9%	90.6%	0.3%	$202.75	$197.92	2.4%	39.64%	36.30%	334 bps
Hilton Garden Inn Chelsea (1)	$201.66	$206.70	(2.4)%	98.1%	92.4%	5.7%	$197.74	$191.04	3.5%	25.85%	31.22%	-537 bps
Chicago Marriott	$219.65	$219.01	0.3%	69.4%	75.6%	(6.2)%	$152.52	$165.49	(7.8)%	25.77%	23.74%	203 bps
Chicago Gwen	$208.80	$220.74	(5.4)%	76.8%	74.6%	2.2%	$160.33	$164.56	(2.6)%	29.77%	26.41%	336 bps
Courtyard Denver Downtown	$203.60	$204.66	(0.5)%	82.9%	80.8%	2.1%	$168.86	$165.31	2.1%	49.43%	47.78%	165 bps
Courtyard Fifth Avenue	$250.14	$261.65	(4.4)%	88.2%	88.8%	(0.6)%	$220.50	$232.22	(5.0)%	17.72%	21.17%	-345 bps
Courtyard Midtown East	$251.17	$260.63	(3.6)%	91.9%	89.7%	2.2%	$230.80	$233.68	(1.2)%	28.31%	29.73%	-142 bps
Fort Lauderdale Westin	$196.63	$182.12	8.0%	92.1%	86.4%	5.7%	$181.03	$157.31	15.1%	39.84%	32.88%	696 bps
Frenchman's Reef	$257.46	$255.49	0.8%	86.5%	85.6%	0.9%	$222.74	$218.74	1.8%	26.32%	24.83%	149 bps
JW Marriott Denver Cherry Creek	$270.10	$271.88	(0.7)%	81.9%	80.9%	1.0%	$221.10	$219.84	0.6%	36.19%	33.72%	247 bps
Inn at Key West	$208.16	$226.21	(8.0)%	87.1%	88.6%	(1.5)%	$181.22	$200.40	(9.6)%	46.85%	51.91%	-506 bps
Sheraton Suites Key West (2)	$260.24	$258.07	0.8%	88.2%	91.1%	(2.9)%	$229.56	$235.11	(2.4)%	44.35%	34.96%	939 bps
Lexington Hotel New York	$230.77	$238.68	(3.3)%	90.3%	92.9%	(2.6)%	$208.44	$221.81	(6.0)%	14.76%	26.43%	-1167 bps
Hilton Minneapolis (3)	$149.38	$141.74	5.4%	69.8%	75.2%	(5.4)%	$104.32	$106.58	(2.1)%	19.92%	23.45%	-353 bps
Orlando Airport Marriott (4)	$129.43	$128.65	0.6%	86.8%	84.6%	2.2%	$112.29	$108.79	3.2%	35.80%	29.29%	651 bps
Hotel Rex	$238.58	$238.66	—%	83.9%	85.2%	(1.3)%	$200.28	$203.23	(1.5)%	36.77%	36.83%	-6 bps
Salt Lake City Marriott	$161.18	$158.13	1.9%	71.0%	73.8%	(2.8)%	$114.44	$116.67	(1.9)%	36.45%	34.44%	201 bps
Shorebreak (5)	$232.01	$232.71	(0.3)%	81.3%	81.4%	(0.1)%	$188.73	$189.35	(0.3)%	34.10%	36.16%	-206 bps
The Lodge at Sonoma	$294.85	$276.28	6.7%	81.4%	83.9%	(2.5)%	$240.07	$231.66	3.6%	30.92%	29.18%	174 bps
Hilton Garden Inn Times Square Central	$234.74	$242.32	(3.1)%	96.4%	97.0%	(0.6)%	$226.36	$235.05	(3.7)%	29.71%	42.28%	-1257 bps
Vail Marriott	$271.71	$261.69	3.8%	73.4%	71.8%	1.6%	$199.34	$187.77	6.2%	37.13%	36.39%	74 bps
Westin San Diego	$189.79	$187.95	1.0%	86.4%	86.0%	0.4%	$163.95	$161.73	1.4%	37.74%	34.10%	364 bps
Westin Washington D.C. City Center	$222.66	$215.77	3.2%	85.9%	82.8%	3.1%	$191.30	$178.60	7.1%	38.65%	35.81%	284 bps
Renaissance Worthington	$180.21	$181.28	(0.6)%	64.1%	70.3%	(6.2)%	$115.59	$127.47	(9.3)%	32.89%	35.48%	-259 bps
Total	$217.54	$216.25	0.6%	80.7%	81.3%	(0.6)%	$175.58	$175.86	(0.2)%	31.55%	31.02%	53 bps
Comparable Total (6)	$223.98	$223.05	0.4%	80.9%	81.4%	(0.5)%	$181.30	$181.66	(0.2)%	31.96%	31.72%	24 bps

_______________________________________________________________

(1)	The hotel was sold on July 7, 2016. The 2015 operating results reflect the period in 2015 comparable to our ownership period in 2016.

(2)	The hotel was acquired on June 30, 2015. The 2015 amounts include pre-acquisition operating results in order to reflect the period in 2015 comparable to our ownership period in 2016.

(3)	The hotel was sold on June 30, 2016. The 2015 operating results reflect the period in 2015 comparable to our ownership period in 2016.

(4)	The hotel was sold on June 8, 2016. The 2015 operating results reflect the period in 2015 comparable to our ownership period in 2016.

(5)	The hotel was acquired on February 6, 2015. The 2015 amounts include pre-acquisition operating results in order to reflect the period in 2015 comparable to our ownership period in 2016.

(6)	Excludes the three hotels sold in 2016: Orlando Airport Marriott, Hilton Minneapolis and Hilton Garden Inn Chelsea.

Hotel Adjusted EBITDA Reconciliation
	Third Quarter 2016
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Alpharetta Marriott	$5,015	$1,441	$366	$—	$—	$1,807
Bethesda Marriott Suites	$3,789	$(993)	$355	$—	$1,533	$895
Boston Westin	$25,683	$3,804	$2,193	$2,298	$(60)	$8,235
Hilton Boston Downtown	$11,681	$4,067	$1,207	$—	$—	$5,274
Hilton Burlington	$5,834	$2,365	$517	$—	$—	$2,882
Renaissance Charleston	$3,398	$1,034	$260	$—	$(32)	$1,262
Hilton Garden Inn Chelsea	$152	$(4)	$—	$—	$—	$(4)
Chicago Marriott	$30,621	$6,651	$3,450	$(34)	$(397)	$9,670
Chicago Gwen	$7,615	$2,169	$728	$—	$—	$2,897
Courtyard Denver Downtown	$3,234	$1,413	$291	$—	$—	$1,704
Courtyard Fifth Avenue	$4,438	$554	$469	$—	$52	$1,075
Courtyard Midtown East	$7,889	$946	$669	$1,018	$—	$2,633
Fort Lauderdale Westin	$8,824	$1,267	$1,183	$—	$—	$2,450
Frenchman's Reef	$14,072	$366	$1,617	$—	$—	$1,983
JW Marriott Denver Cherry Creek	$6,504	$1,258	$506	$727	$—	$2,491
Inn at Key West	$1,707	$461	$185	$—	$—	$646
Sheraton Suites Key West	$3,679	$718	$516	$—	$—	$1,234
Lexington Hotel New York	$16,641	$(1,369)	$3,413	$1,366	$7	$3,417
Hotel Rex	$1,968	$610	$143	$—	$—	$753
Salt Lake City Marriott	$7,963	$1,960	$521	$662	$—	$3,143
Shorebreak	$4,152	$1,348	$383	$—	$(15)	$1,716
The Lodge at Sonoma	$7,324	$2,108	$378	$300	$—	$2,786
Hilton Garden Inn Times Square Central	$6,727	$1,476	$828	$—	$—	$2,304
Vail Marriott	$7,772	$1,553	$477	$—	$—	$2,030
Westin San Diego	$9,268	$1,817	$1,024	$680	$—	$3,521
Westin Washington D.C. City Center	$7,959	$763	$1,251	$727	$—	$2,741
Renaissance Worthington	$6,330	$(247)	$676	$816	$2	$1,247
Total	$220,239	$37,536	$23,606	$8,560	$1,090	$70,682
Less: Sold Hotel(2)	$(152)	$4	$—	$—	$—	$4
Comparable Total	$220,087	$37,540	$23,606	$8,560	$1,090	$70,686
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(1)	Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.

(2)	Amounts represent the operating results of the Hilton Garden Inn Chelsea.

Hotel Adjusted EBITDA Reconciliation
	Third Quarter 2015
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Alpharetta Marriott	$5,282	$1,674	$385	$—	$—	$2,059
Bethesda Marriott Suites	$3,479	$(1,211)	$362	$—	$1,541	$692
Boston Westin	$24,679	$6,231	$2,218	$—	$2	$8,451
Hilton Boston Downtown	$11,757	$4,110	$1,215	$—	$29	$5,354
Hilton Burlington	$5,456	$2,203	$464	$—	$23	$2,690
Renaissance Charleston	$3,101	$736	$347	$—	$(32)	$1,051
Hilton Garden Inn Chelsea	$3,936	$1,232	$362	$—	$—	$1,594
Chicago Marriott	$29,530	$2,952	$2,744	$3,171	$(397)	$8,470
Chicago Gwen	$7,331	$851	$731	$—	$685	$2,267
Courtyard Denver Downtown	$3,177	$1,308	$283	$—	$—	$1,591
Courtyard Fifth Avenue	$4,334	$(228)	$450	$834	$52	$1,108
Courtyard Midtown East	$7,653	$860	$683	$1,019	$—	$2,562
Fort Lauderdale Westin	$7,604	$397	$1,132	$—	$—	$1,529
Frenchman's Reef	$11,625	$(662)	$1,589	$—	$—	$927
JW Marriott Denver Cherry Creek	$6,639	$1,172	$525	$728	$—	$2,425
Inn at Key West	$1,685	$451	$176	$—	$—	$627
Sheraton Suites Key West	$3,687	$749	$512	$—	$—	$1,261
Lexington Hotel New York	$17,483	$448	$3,342	$1,282	$10	$5,082
Minneapolis Hilton	$14,907	$1,869	$1,474	$1,297	$(202)	$4,438
Orlando Airport Marriott	$5,515	$(448)	$575	$807	$—	$934
Hotel Rex	$2,158	$770	$142	$—	$—	$912
Salt Lake City Marriott	$7,688	$1,256	$767	$678	$—	$2,701
Shorebreak	$4,233	$1,503	$217	$—	$2	$1,722
The Lodge at Sonoma	$7,495	$1,950	$371	$306	$—	$2,627
Hilton Garden Inn Times Square Central	$6,873	$1,955	$777	$—	$—	$2,732
Vail Marriott	$6,802	$1,150	$480	$—	$—	$1,630
Westin San Diego	$8,601	$1,149	$1,020	$693	$46	$2,908
Westin Washington D.C. City Center	$7,471	$585	$1,189	$746	$52	$2,572
Renaissance Worthington	$8,321	$1,034	$575	$814	$2	$2,425
Total	$238,502	$36,046	$25,107	$12,375	$1,813	$75,266
Less: Sold Hotels (2)	$(24,358)	$(2,653)	$(2,411)	$(2,104)	$202	$(6,966)
Comparable Total	$214,144	$33,393	$22,696	$10,271	$2,015	$68,300

(1)
Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations, the non-cash amortization favorable and unfavorable contract liabilities and hotel manger transition costs.

(2)	Amounts represent the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea.

Hotel Adjusted EBITDA Reconciliation
	Year to Date 2016
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Alpharetta Marriott	$15,506	$4,475	$1,085	$—	$—	$5,560
Bethesda Marriott Suites	$12,130	$(2,240)	$1,067	$—	$4,598	$3,425
Boston Westin	$73,021	$9,430	$6,595	$6,873	$(181)	$22,717
Hilton Boston Downtown	$29,583	$8,406	$3,631	$—	$8	$12,045
Hilton Burlington	$13,387	$4,100	$1,460	$—	$—	$5,560
Renaissance Charleston	$10,468	$3,485	$759	$—	$(95)	$4,149
Hilton Garden Inn Chelsea	$6,413	$1,057	$601	$—	$—	$1,658
Chicago Marriott	$74,356	$10,074	$9,866	$410	$(1,192)	$19,158
Chicago Gwen	$17,816	$3,216	$2,087	$—	$—	$5,303
Courtyard Denver Downtown	$8,738	$3,456	$863	$—	$—	$4,319
Courtyard Fifth Avenue	$11,645	$(660)	$1,357	$1,212	$155	$2,064
Courtyard Midtown East	$21,010	$904	$2,010	$3,034	$—	$5,948
Fort Lauderdale Westin	$36,822	$11,149	$3,520	$—	$—	$14,669
Frenchman's Reef	$52,794	$9,060	$4,834	$—	$—	$13,894
JW Marriott Denver Cherry Creek	$18,935	$3,141	$1,545	$2,166	$—	$6,852
Inn at Key West	$6,550	$2,521	$548	$—	$—	$3,069
Sheraton Suites Key West	$14,298	$4,797	$1,544	$—	$—	$6,341
Lexington Hotel New York	$43,433	$(7,833)	$10,185	$4,036	$22	$6,410
Minneapolis Hilton	$24,786	$(11)	$2,917	$2,514	$(482)	$4,938
Orlando Airport Marriott	$14,117	$4,481	$573	$—	$—	$5,054
Hotel Rex	$5,858	$1,725	$429	$—	$—	$2,154
Salt Lake City Marriott	$22,366	$4,586	$1,583	$1,983	$—	$8,152
Shorebreak	$11,078	$2,692	$1,130	$—	$(44)	$3,778
The Lodge at Sonoma	$19,662	$4,069	$1,111	$899	$—	$6,079
Hilton Garden Inn Times Square Central	$17,810	$2,910	$2,382	$—	$—	$5,292
Vail Marriott	$28,034	$8,976	$1,433	$—	$—	$10,409
Westin San Diego	$26,945	$5,053	$3,083	$2,034	$—	$10,170
Westin Washington D.C. City Center	$26,264	$4,270	$3,703	$2,179	$—	$10,152
Renaissance Worthington	$26,112	$4,321	$1,829	$2,431	$6	$8,587
Total	$689,937	$111,610	$73,730	$29,771	$2,795	$217,666
Less: Sold Hotels(2)	$(45,316)	$(5,527)	$(4,091)	$(2,514)	$482	$(11,650)
Comparable Total	$644,621	$106,083	$69,639	$27,257	$3,277	$206,016

(1)	Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.

(2)	Amounts represent the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea.

Hotel Adjusted EBITDA Reconciliation
	Year to Date 2015
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Alpharetta Marriott	$14,945	$4,292	$1,159	$—	$—	$5,451
Bethesda Marriott Suites	$11,460	$(2,685)	$1,117	$—	$4,624	$3,056
Boston Westin	$71,004	$15,499	$6,674	$—	$7	$22,180
Hilton Boston Downtown	$27,510	$7,368	$3,452	$—	$113	$10,933
Hilton Burlington	$12,394	$3,613	$1,370	$—	$68	$5,051
Renaissance Charleston	$10,277	$2,695	$1,131	$—	$(95)	$3,731
Hilton Garden Inn Chelsea	$9,932	$2,015	$1,086	$—	$—	$3,101
Chicago Marriott	$77,669	$3,353	$6,852	$9,425	$(1,192)	$18,438
Chicago Gwen	$19,428	$2,091	$2,338	$—	$702	$5,131
Courtyard Denver Downtown	$8,554	$3,236	$851	$—	$—	$4,087
Courtyard Fifth Avenue	$11,835	$(1,480)	$1,347	$2,483	$155	$2,505
Courtyard Midtown East	$20,995	$1,167	$2,051	$3,024	$—	$6,242
Fort Lauderdale Westin	$33,319	$7,416	$3,388	$—	$151	$10,955
Frenchman's Reef	$49,929	$6,464	$4,767	$1,164	$—	$12,395
JW Marriott Denver Cherry Creek	$18,907	$2,958	$1,577	$1,840	$—	$6,375
Inn at Key West	$6,770	$2,992	$522	$—	$—	$3,514
Sheraton Suites Key West (2)	$3,750	$799	$512	$—	$—	$1,311
Lexington Hotel New York	$46,742	$(1,663)	$10,027	$3,945	$47	$12,356
Minneapolis Hilton	$39,514	$(180)	$6,177	$3,874	$(606)	$9,265
Orlando Airport Marriott	$20,229	$1,808	$1,714	$2,404	$—	$5,926
Hotel Rex	$5,824	$1,720	$425	$—	$—	$2,145
Salt Lake City Marriott	$22,331	$3,404	$2,262	$2,025	$—	$7,691
Shorebreak (2)	$9,925	$2,243	$973	$—	$373	$3,589
The Lodge at Sonoma	$19,849	$3,754	$1,124	$913	$—	$5,791
Hilton Garden Inn Times Square Central	$18,429	$5,550	$2,332	$—	$(90)	$7,792
Vail Marriott	$26,062	$8,021	$1,462	$—	$—	$9,483
Westin San Diego	$26,170	$3,667	$3,053	$2,066	$137	$8,923
Westin Washington D.C. City Center	$24,247	$2,711	$3,536	$2,229	$207	$8,683
Renaissance Worthington	$29,192	$6,300	$1,740	$2,310	$6	$10,356
Total	$697,192	$99,128	$75,019	$37,702	$4,607	$216,236
Add: Prior Ownership Results(2)	$11,537	$3,760	$1,026	$—	$(7)	$4,779
Less: Sold Hotels(3)	$(69,675)	$(3,643)	$(8,977)	$(6,278)	$606	$(18,292)
Comparable Total	$639,054	$99,245	$67,068	$31,424	$5,206	$202,723

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(1)
Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations, the non-cash amortization favorable and unfavorable contract liabilities and manager transition costs.

(2)
Amounts represent the pre-acquisition operating results of Shorebreak for the period from January 1, 2015 to February 5, 2015 and the Sheraton Suites Key West for the period from January 1, 2015 to June 29, 2015. The pre-acquisition operating results were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

(3)	Amounts represent the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea.